UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2008

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

3100 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.              Entry into a Material Definitive Agreement

On May 20, 2008, Allstate Insurance Company (“AIC”), The Allstate Corporation, and certain affiliates, including the Registrant, entered into a Letter Agreement effective December 1, 2007.  The parties have entered into certain agreements (“Agreements”) among themselves on various dates that make reference to a “monthly intercompany settlement process” with regard to the timing of payments due under these Agreements.  In order to avoid any doubt with respect to the parties compliance with Statement of Statutory Accounting Principles No. 96 — Settlement Requirements for Intercompany Transactions, the parties have specified what the term “monthly intercompany settlement process” means by setting out specific dates for payments in this Letter Agreement, attached hereto as Exhibit 10.1.

The Registrant is a wholly-owned subsidiary of Allstate Insurance Company, a wholly-owned subsidiary of The Allstate Corporation.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Letter Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates, including Allstate Life Insurance Company, effective December 1, 2007

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Vice President and Assistant Secretary

Date:   May 22, 2008